Exhibit 10.1(b)

EXECUTION VERSION

CREDIT SUISSE, NEW YORK BRANCH

November 14, 2006

Fieldstone Investment Corporation
Fieldstone Mortgage Company
11000 Broken Land Parkway
Suite 600
Columbia, MD 21044

Attention: Mark C. Krebs

Re: Amended and Restated Pricing Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this amended and restated pricing side letter (the “Pricing Side Letter”) is hereby incorporated by reference into, the Amended and Restated Master Repurchase Agreement, dated as of November 14, 2006, (as amended, supplemented and otherwise modified from time to time, the “Agreement”), among Fieldstone Investment Corporation (a “Seller”), Fieldstone Mortgage Company (a “Seller”), the Buyers and Group Agents party thereto and Credit Suisse, New York Branch (the “Administrative Agent”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

The Administrative Agent and the Sellers previously entered into a pricing side letter, dated November 8, 2005 (the “Existing Pricing Side Letter”).

The Administrative Agent, the Group Agents and the Sellers have requested that the Existing Pricing Side Letter be amended and restated on the terms and conditions set forth herein.

Accordingly, the parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Side Letter is hereby amended and restated as set forth herein.

Section 1. Definitions. The following terms shall have the meanings set forth below.

1.1 “Asset Value” shall mean with respect to each Eligible Mortgage Loan, the lesser of (a) the applicable Purchase Price Percentage for the related Purchased Mortgage Loan multiplied by the Market Value of such Mortgage Loan and (b) the outstanding principal balance of such Mortgage Loan. Without limiting the generality of the foregoing, the Sellers acknowledge that the Asset Value of a Purchased Mortgage Loan shall be reduced to zero if:

(i) a material breach of a representation, warranty or covenant made by Seller in the Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii) such Purchased Mortgage Loan is a Defaulted Mortgage Loan;

(iii) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement for a period in excess of ten (10) Business Days;

(iv) such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater than 180 days;

(v) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to the Custodian on or prior to the fifth Business Day after the related Purchase Date;

(vi) such Purchased Mortgage Loan is no longer acceptable for purchase by any Buyer (or an Affiliate thereof) or the Administrative Agent (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Seller then has been approved due to a Requirement of Law relating to consumer credit laws or otherwise;

(vii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average Mortgage Interest Rate of all Fixed Rate Mortgage Loans is less than 7.5%;

(viii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average Mortgage Interest Rate of all Floating Rate Mortgage Loans is less than 7%;

(ix) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average FICO Score of all Fixed Rate Mortgage Loans is less than 660;

(x) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average FICO Score of all Floating Rate Mortgage Loans is less than 638;

(xi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having FICO Scores that are less than or equal to 500 is greater than 1% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having FICO Scores that are less than or equal to 500 is greater than 0.50% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xiii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having FICO Scores that are less than or equal to 550 is greater than 3% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xiv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having FICO Scores that are less than or equal to 550 is greater than 15% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having FICO Scores that are less than or equal to 600 is greater than 10% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xvi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having FICO Scores that are less than or equal to 600 is greater than 30% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xvii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average LTV of all Fixed Rate Mortgage Loans is greater than or equal to 87%;

(xviii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average LTV of all Floating Rate Mortgage Loans is greater than or equal to 85%;

(xix) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having an LTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 40% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xx) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having an LTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 15% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average CLTV of all Fixed Rate Mortgage Loans is greater than or equal to 95%;

(xxii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Weighted Average CLTV of all Floating Rate Mortgage Loans is greater than or equal to 95%;

(xxiii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having a CLTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 40% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxiv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having a CLTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 65% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having an Outstanding Principal Balance that is less than or equal to $50,000 is greater than or equal to 20% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxvi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having an Outstanding Principal Balance that is less than or equal to $50,000 is greater than or equal to 5% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxvii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having an Outstanding Principal Balance that is less than or equal to $100,000 is greater than or equal to 45% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxviii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having an Outstanding Principal Balance that is less than or equal to $100,000 is greater than or equal to 10% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxix) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having a Credit Grade of “A” is less than 95% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxx) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having a Credit Grade of “A” is less than 90% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxxi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having a Credit Grade of “D” is greater than 0.50% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxxii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having a Credit Grade of “D” is greater than 1% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxxiii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgagors have provided Full Documentation is less than or equal to 55% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxxiv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgagors have provided Full Documentation is less than or equal to 37% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxxv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all 40 Year Mortgage Loans, 30/40 Mortgage Loans and Interest Only that are Fixed Rate Mortgage Loans, combined, is greater than or equal to 10% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxxvi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all 40 Year Mortgage Loans, 30/40 Mortgage Loans and Interest Only Loans that are Floating Rate Mortgage Loans, combined, is greater than or equal to 75% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxxvii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgagor occupies the related Mortgaged Property is less than 93% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xxxviii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgagor occupies the related Mortgaged Property is less than 90% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xxxix) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for single-family use is less than 65% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xl) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for single-family use is less than 65% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xli) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for other than single-family use is greater than 35% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xlii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for other than single-family use is greater than 35% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xliii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans that are also Second Lien Mortgage Loans is greater than 40% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xliv) such Purchased Mortgage Loan is a Floating Rate Mortgage Loan that is also a Second Lien Mortgage Loan;

(xlv) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the State of California is greater than 42% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xlvi) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the State of California is greater than 55% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(xlvii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the State of Texas is greater than 20% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xlviii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the States of California and Texas, combined, is greater than 50% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(xlix) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in a particular state of the United States or the District of Columbia (other than the States of California and Texas) is greater than 12% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

(l) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is located in a particular state of the United States or the District of Columbia (other than the State of California) is greater than 15% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

(li) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the aggregate Outstanding Principal Balance of all Fixed Rate Mortgage Loans that are Purchased Mortgage Loans exceeds 50% of the Outstanding Principal Balance of all Purchased Mortgage Loans; or

(lii) when the Outstanding Principal Balance for such Purchased Mortgage Loan is added to that of the other Purchased Mortgage Loans, the aggregate Outstanding Principal Balance of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds the greater of (i) 20% of the Facility Outstanding Principal and (ii) $100 million.

1.2 “Administrative Fee” shall mean on each Price Differential Payment Date with respect to the immediately preceding calendar month, the Seller agrees to pay to the Administrative Agent, for its own account in accordance with the Repurchase Agreement, a fee (the "Administrative Fee”) equal to the product of (i) 0.02% per annum multiplied by (ii) the weighted average daily Facility Outstanding Principal for such calendar month.

1.3 “Maximum Aggregate Purchase Price” shall mean, the sum of (a) the Maximum Credit Suisse Group Purchase Price and (b) the Maximum JPM Group Purchase Price; provided that such amount may not at any time exceed the Maximum Committed Purchase Price then in effect.

1.4 “Maximum Credit Suisse Group Purchase Price” shall mean FOUR HUNDRED MILLION DOLLARS ($400,000,000).

1.5 “Maximum JPM Group Purchase Price” shall mean FOUR HUNDRED MILLION DOLLARS ($400,000,000).

1.6 “Non-Utilization Fee” shall mean, on each Price Differential Payment Date with respect to the immediately preceding calendar month, the Sellers agree to pay to the Administrative Agent for the benefit of each Group Agent and its Buying Group, in accordance with the Repurchase Agreement, a fee (the “Non-Utilization Fee”) equal to the product of (i) 0.125% per annum multiplied by (ii) the difference between the weighted average daily Maximum JPM Group Purchase Price or Maximum Credit Suisse Group Purchase Price, as applicable for such calendar month and such Buying Group’s aggregate pro rata share of the weighted average daily Facility Outstanding Principal for such calendar month.

1.7 “Post Default Rate” shall mean an annual rate of interest equal to the greater of (a) the Pricing Rate plus 4% or (b) the Mortgage Interest Rate.

1.8 “Pricing Rate” shall mean LIBOR plus:

(a) 0.23% with respect to Transactions the subject of which are Purchased Mortgage Loans (other than Wet-Ink Mortgage Loans); and

(b) 0.43% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans.

The Pricing Rate shall change in accordance with LIBOR, as provided in Section 5(a).

1.9 “Purchase Price Percentage” shall mean, with respect to each Mortgage Loan, 92.5%.

1.10 “Termination Date” shall mean the earliest of (i) the Business Day designated by the Sellers to the Administrative Agent as the Termination Date at any time following thirty (30) days’ written notice to each Group Agent, (ii) the day upon which a Termination Date is declared or automatically occurs relating to an Event of Default pursuant to Section 15 hereof, or (iii) July 25, 2007.

Section 2. Computations. The Non-Utilization Fee and the Administration Fee shall be computed on the basis of the actual number of calendar days in the related calendar month elapsed in a year of 360 days.

Section 3. Fees. The Sellers agree to pay as and when billed by the Administrative Agent all of the reasonable fees, disbursements and expenses of counsel to the Administrative Agent and Buyers in connection with the development, preparation and execution of this Pricing Side Letter or any other documents prepared in connection herewith in accordance with Sections 13 and 27 of the Agreement and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto.

Section 4. GOVERNING LAW. THIS PRICING SIDE LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5. Counterparts. This Pricing Side Letter may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

Section 6. Amendments. This Pricing Side Letter may not be amended, supplemented, waived or modified except in accordance with the provisions of this Section 6 and Section 34 of the Repurchase Agreement. All amendments, supplements, modifications and waivers will be effective if executed by each Seller, the Administrative Agent and each Committed Buyer whose consent is required pursuant to Section 34 of the Repurchase Agreement. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Buyers and shall be binding upon Sellers, the Buyers, the Group Agents, the Administrative Agent and all future holders of Purchased Mortgage Loans. In the case of any waiver, Sellers, the Buyers, the Group Agents and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Program Agreements, and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

IN WITNESS WHEREOF, the Sellers and the Administrative Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

Credit Suisse, New York Branch, as Administrative Agent and as a Group Agent

By: /s/ Anthony Giordano
Name: Anthony Giordano
Title: Director

By: /s/ Joseph Soave
Name: Joseph Soave
Title: Director

The JPMorgan Buying Group:

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ Daniel J. Clarke, Jr.
Name: Daniel J. Clarke, Jr.
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Group Agent and as Committed Buyer

By: /s/ Daniel J. Clarke, Jr.
Name: Daniel J. Clarke, Jr.
Title: Managing Director

The Alpine Buying Group:

ALPINE SECURITIZATION CORP., as a Conduit Buyer

By: /s/ Mark Golombeck
Name: Mark Golombeck
Title: Director
By: /s/ Mark Lengel
Name: Mark Lengel
Title: Director

CREDIT SUISSE, NEW YORK BRANCH, individually and as a Committed Buyer

By: /s/ Anthony Giordano
Name: Anthony Giordano
Title: Director

By: /s/ Joseph Soave
Name: Joseph Soave
Title: Director

Fieldstone Mortgage Company, as Seller

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

Fieldstone Investment Corporation, as Seller

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer